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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 29, 2006

                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)

           MICHIGAN                      0-452                   38-1093240
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(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)


       100 EAST PATTERSON STREET
          TECUMSEH, MICHIGAN                                        49286
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02(a)    NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
                RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On November 29, 2006, our management and Audit Committee determined that the interim financial statements for the quarters ended March 31, 2006 and 2005, June 30, 2006 and 2005 and September 30, 2005 should no longer be relied on because of errors related to accounting for interim period income taxes. While these errors also impacted the reported financial results for the quarter ended December 31, 2005, they had no impact on the full year income tax provision as reported in our financial statements for the year ended December 31, 2005.

         The restated interim financial statements for the three months ended March 31, 2006 and 2005, and the three and six month periods ended June 30, 2006 and 2005 will be filed as soon as practical on Forms 10-Q/A. The restated financial statements for the three and nine months ended September 30, 2005 will be included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

         Management is currently assessing the impact this matter will have on its previously issued report on internal control over financial reporting as of December 31, 2005; however, management expects to conclude that this matter constituted a material weakness as of December 31, 2005. Accordingly, we will amend the Management's Report on Internal Control Over Financial Reporting, as set forth on pages 74 through 76 of our 2005 Annual Report on Form 10-K to report an additional material weakness.

         We will file a Form 10-K/A to amend our Annual Report on Form 10-K for the year ended December 31, 2005 to update the Management's Report on Internal Control Over Financial Reporting and to correct the unaudited quarterly financial data for 2005 and 2004 included in Note 17 to our financial statements pursuant to Item 302 of Regulation S-K. We expect to file all of the amendments and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 concurrently.

         The Audit Committee of our Board of Directors has discussed the matters disclosed in this report with our independent registered public accounting firm, PricewaterhouseCoopers LLP.


ITEM 7.01       REGULATION FD DISCLOSURE.

         On December 5, 2006, we issued a press release about the matters disclosed above. We are furnishing a copy of the release as an exhibit to this report.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is furnished with this report:

         Exhibit No.                Description
         -----------                -----------
         99.1                       Press release issued December 5, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TECUMSEH PRODUCTS COMPANY


Date: December 5, 2006                   By  /s/ James S. Nicholson
                                            -----------------------------------
                                             James S. Nicholson
                                             Vice President, Treasurer and Chief
                                             Financial Officer

         NOTE: The information in Item 7.01 of this report and the related exhibit is not to be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the registrant specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.



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                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------
         99.1                       Press release issued December 5, 2006